Exhibit 99.1

Financing the Growth of Commercial Real Estate Note: This program does not own the properties pictured. The properties serve as the underlying collateral for loans held by BSP Realty Trust. Second Quarter 2017 Investor Presentation

2 IMPORTANT INFORMATION Risk Factors Investing in and owning our common stock involves a high degree of risk . See the section entitled “Risk Factors” in our Form 10 - K filed March 29 , 2017 for a discussion of these risks . Forward - Looking Statements Certain statements included in this presentation are forward - looking statements . Those statements include statements regarding the intent, belief or current expectations of Benefit Street Partners Realty Trust, Inc . (“BSP Realty Trust”, “we”, “our” or the “Company”) and members of our management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions . Actual results may differ materially from those contemplated by such forward - looking statements . Further, forward - looking statements speak only as of the date they are mad . The following slides contain summaries of certain financial information about BSP Realty Trust . The information contained in this presentation is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission (“SEC”) and other public announcement that we make, by press release or otherwise, from time to time, and we undertake no obligation to update or revise forward - looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law . Additional Important Information The summary information provided in this presentation does not purport to be complete and no obligation to update or otherwise revise such information is being assumed . Nothing shall be relied upon as a promise or representation as to the future performance of BSP Realty Trust . This summary is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted . This summary is not advice, a recommendation or an offer to enter into any transaction with BSP Realty Trust or any of their affiliated funds . There is no guarantee that any of the goals, targets or objectives described in this summary will be achieved . The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal, ERISA or tax advice or investment recommendations . Investors should also seek advice from their own independent tax, accounting, financial, ERISA, investment and legal advisors to properly assess the merits and risks associated with their investment in light of their own financial condition and other circumstances . The information contained herein will be superseded by, and is qualified in its entirety by reference to, BSP Realty Trust's Annual Report and Form 10 - K, which will contain information about the investment objective, terms and conditions of an investment in BSP Realty Trust . Investors should consider the investment objectives, risks, and charges and expenses of BSP Realty Trust carefully before investing . BSP Realty Trust's Annual Report and Form 10 - K contain this and other information about the company . You may obtain a copy of the most recent Annual or Semi - Annual Report by calling (844) 785 - 4393 and/or visiting www . bsprealtytrust . com . Past performance is not indicative of future results . There is no guarantee that any of the estimates, targets or projections illustrated in this summary will be achieved . Any references herein to any of BSP Realty Trust's past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only . It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments . There can be no guarantee that the investment objective of BSP Realty Trust will be achieved . Any investment entails a risk of loss . An investor could lose all or substantially all of his or her investment . Please refer to BSP Realty Trust's Annual Report on Form 10 - K for a more complete list of risk factors . AUM refers to the assets under management for funds and separately managed accounts managed by Providence Equity Partners L . L . C . , Providence Equity Capital Markets L . L . C . (“PECM”), Benefit Street Partners L . L . C . (“Benefit Street”) and Merganser Capital Management, LLC (collectively, “Providence” . For private debt funds and other drawdown funds and separately managed accounts, AUM generally represents the sum of the total investments at fair value plus available capital (undrawn commitments plus distributions subject to recall) . For hedge funds, non - drawdown funds and separately managed accounts, AUM represents the NAV (net asset value) of each fund or separately managed account . For CLOs, AUM represents the total amount of the debt tranches and subordinated notes (equity) at closing . For long - only liquid accounts, AUM represents the gross asset value of the investments managed by Providence . AUM amounts are as of 6 / 30 / 2017 . Certain amounts are preliminary and remain subject to change .

3 Richard J. Byrne Chairman and Chief Executive Officer of BSP Realty Trust Jerome S. Baglien Chief Financial Officer of BSP Realty Trust TODAY’S SPEAKERS Richard Byrne is president of Benefit Street Partners and is based in BSP’s New York office . Mr . Byrne is also Chairman and Chief Executive Officer of Business Development Corporation of America . Prior to joining BSP in 2013 , Mr . Byrne was Chief E xecutive O fficer of Deutsche Bank Securities Inc . He was also the Global H ead of Capital M arkets at Deutsche Bank as well as a member of the Global Banking Executive Committee and the Global Markets Executive Committee . Before joining Deutsche Bank, Mr . Byrne was Global Co - head of the leveraged finance group and Global Head of credit research at Merrill Lynch . He was also a perennially top - ranked credit analyst . Mr . Byrne earned a Masters of Business Administration from the Kellogg School of Management at Northwestern University and a Bachelor of Arts from Binghamton University . Jerry Baglien is Chief Financial Officer of Commercial Real Estate with Benefit Street Partners in BSP’s New York office . Prior to joining BSP in 2016 , Mr . Baglien was Director of Fund Finance for GTIS Partners LP, where he oversaw all finance and operations for GTIS funds . Previously, he was an accounting manager at iStar Inc . with oversight of loans and special investments . Mr . Baglien received a Master of Business Administration from Kellstadt Graduate School of Business at DePaul University and a Bachelor of Science in Accounting from the University of Oregon .

4 TABLE OF CONTENTS Section I Overview of Adviser Section II Overview of BSP Realty Trust Section III 2Q17 Financial Update Section IV Strategic Initiatives

5 EXECUTIVE SUMMARY ▪ BSPRT made $303mm in new investments in Q2 2017. ▪ For the quarter ending 6/30/2017, Net Income was $0.20 per share or $6.28 million vs . $0.19 per share or $6.05 million for the quarter ending 3/31/2017. ▪ Book Value was $19.29 per share at 6/30/2017 vs. $19.62 per share at 3/31/2017. ▪ The portfolio consisted of 70 loans and 1 CMBS investment as of 6/30/2017, as compared to 67 loans and 2 CMBS investments as of 3/31/2017 . ▪ There were no investments on non - accrual as of 6/30/2017 and as of 3/31/2017 . ▪ Leverage (debt/equity) was 1.29x at 6/30/2017 vs. 1.00x at 3/31/2017 . ▪ In August 2017 , the board of directors amended the annual distribution to $1.44 per share commencing with the September 1st payment. The previous annual distribution was $2.06. Source: SEC filings as of 8/11/17. Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS O F E NTIRE INVESTMENT . Any target, estimate, or projection has inherent limitations including that actual market or economic factors, the ability to source suit abl e investments or future assumptions of BSP may differ materially from those currently anticipated by BSP. Views expressed are those of BSP.

6 Section I – Overview of Adviser — Benefit Street Partners L.L.C. (“BSP”)

7 Section I - Overview of Adviser: BSP Overview Assets / Committed Capital Under Management $22 billion 1 Investment Record 8 years 2 Dedicated Investment Professionals 90+ investment professionals Offices New York, Charlotte, Houston, Providence Investment Strategies Private Debt /Opportunistic Credit Long - Short Credit Long - Only Credit Commercial Real Estate Debt Special Situations Partnership with Providence Equity Partners L.L.C. Providence Equity Partners L.L.C. is a leading global private equity firm with a combined $50+ billion in assets under management 3 BSP is a leading credit - focused alternative asset management firm with over $ 22 billion in assets under management 1 Notes: 1 AUM refers to the assets under management for all credit funds and separately managed accounts managed by BSP and its affi lia tes. AUM amounts are as July 31, 2017 and are unaudited. Certain amounts are preliminary and remain subject to change. 2 BSP’s credit business began in 2008 with the launch of Providence Equity Capital Markets L.L.C., an affiliated adviser. BSP l aun ched in 2011. 3 Includes assets under management (AUM) of affiliate businesses: Providence Equity Partners L.L.C., Merganser Capital Management, LLC, Pro vidence Equity Capital Markets L.L.C., and BSP. AUM amounts are as of June 30, 2017 and are unaudited.

8 Section I - Overview of Adviser: BSP Platform Established , high - quality institutional infrastructure to support all credit activities Extensive networks and expertise across numerous sectors; Direct origination and research capabilities Seek to achieve downside protection through lien protection, capital structure priority, covenants, default penalties, call protection and change of control rights BSP senior management team has worked together for 30 years BSP Realty Trust Officers: Richard Byrne , Chief Executive Officer and President Jerry Baglien , Chief Financial Officer and Treasurer Micah Goodman, Corporate Secretary BSP Senior CRE Team: Michael Comparato , Head of Commercial Real Estate Investment Team: ▪ 90+ investment professionals with extensive credit experience 1 Significant experience in debt financing through multiple business cycles and across the capital structure including: high yield , leveraged loans, private debt, liquid credit, structured credit and real estate Highly Experienced Team Deep Credit Markets Expertise Broad Industry Expertise Rigorous Risk Management Robust Infrastructure Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISKS, INCLUDING LOSS OF THE ENTIRE INVESTMENT. Views expressed are those of BSP 1 As of June 2017.

9 Section I - Overview of Adviser: BSP Commercial Real Estate Overview ▪ BSP’s extensive network of brokers and borrowers helps drive proprietary deal flow and can generate numerous high return opportunities. ▪ BSP team has originated $3.0+ billion of commercial mortgages since inception in 2014. ▪ Leverage relationships and experience to structure “one stop shop” solutions for borrowers. Proprietary Middle Market Sourcing Attractive Industry Dynamics ▪ Supply: $1.4 trillion maturity wall 2 driven by 2006/2007 prior peak originations. ▪ Demand : Destruction of existing lending capacity at banks (increasing impact of regulations ). ▪ Market leading CRE business led by multi - cycle veterans in origination, credit, capital markets and legal. ▪ 43 - person team including dedicated asset management team. 1 ▪ The senior BSP Commercial Real Estate team has significant asset management experience , overseeing loans, equity and restructurings throughout their careers . Experienced Real Estate Team Note: Views expressed are those of BSP. 1 As of June 2017 2 Source : Trepp commercial mortgage loans from 2016 to 2019.

10 Section II – Overview of BSP Realty Trust

11 We are focused on originating commercial real estate debt investments with attractive risk adjusted returns Primary investment objectives: ▪ To pay attractive and stable cash distributions to stockholders; and ▪ To preserve and return stockholders’ invested capital . Note: There can be no assurance that BSP Realty Trust will be able to implement its investment strategy and achieve its investment objectives. Views expressed are those of BSP . Section II - Overview of BSP Realty Trust : Investment Strategy BSP Realty Trust will seek to: Maximize current income Lend to creditworthy borrowers Maintain a diversified portfolio

12 Section II - Overview of BSP Realty Trust: Loan Portfolio Snapshot ▪ 70 Portfolio Loans ▪ $1.3 Billion in Outstanding Par Amount ▪ 13.0 % Weighted Average Levered Yield 1 ▪ 93.4% Senior Loans ▪ 95.5% Floating Rate ▪ 72.8% Loan to Value 2 Loan Type Fixed vs. Floating Source: SEC filings as of 8/11/17. Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS O F T HE ENTIRE INVESTMENT. 1 Levered Yield includes annualized interest income and accretion of discounts and fees net of interest expense and amortization of deferred financing costs; Excludes impact from acquisition fees and expenses. 2 Weighted average Loan to Value as of the date of origination 93% 7% Senior Mezzanine 95% 5% Floating Fixed

13 Section II - Overview of BSP Realty Trust : Portfolio Diversification Loan Portfolio by Collateral Type Loan Portfolio by Region Source: SEC filings as of 8/11/17 33% 32% 18% 9% 4% 4% Multifamily Office Retail Hospitality Industrial Mixed Use 22% 18% 17% 14% 13% 8% 6% 1% Southeast Southwest Great Lakes Far West Mideast Rocky Mountain Plains New England

Section III – 2Q17 Financial Update:

Credit Quality

BENEFIT STREET PARTNERS REALTY TRUST

Investment Rating	Summary Description
1	Investment exceeding fundamental performance expectations and/or capital gain expected. Trends and risk factors since time of investment are favorable.
2	Performing consistent with expectations and a full return of principal and interest expected. Trends and risk factors are neutral to favorable.
3	Performing investments requiring closer monitoring. Trends and risk factors show some deterioration.
4	Underperforming investment with the potential of some interest loss but still expecting a positive return on investment. Trends and risk factors are negative.
5	Underperforming investment with expected loss of interest and some principal.

Average Risk Rating

2.2

Loans in non-accrual status

None

Loans on watchlist

None

Source: SEC filings as of 8/11/17.

Note: **PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS OF THE ENTIRE INVESTMENT.**
Investment rating categories and ratings determined by BSP.
Views expressed are those of BSP.

14

15 Section II - Overview of BSP Realty Trust: Portfolio Composition The BSPRT portfolio concentration in Senior Loans has increased, while Mezzanine Loans portfolio has declined. Portfolio Composition by Loan Type Source: SEC filings as of 8/11/17. Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS O F T HE ENTIRE INVESTMENT. Loan Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Senior 81% 80% 84% 86% 93% Mezzanine 18% 19% 15% 13% 7% Subordinate 1% 1% 1% 1% 0%

16 Section II - Overview of BSP Realty Trust : Book Value Per Share History Book Value Per Share Source: SEC filings as of 8/11/17. Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS O F T HE ENTIRE INVESTMENT. 21.20 21.51 21.36 21.28 21.14 21.02 20.85 20.51 20.33 20.10 19.87 19.62 19.29 $- $5.00 $10.00 $15.00 $20.00 $25.00 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17

17 Section II - Overview of BSP Realty Trust : Financing Sources Source: SEC filings as of 8/11/17. JPM • $300mm Line • Libor + 225 to 250 • June 2019 Maturity (+1 year extension option) • $116mm drawn Goldman Sachs • $250mm Line • Libor + 235 to 285 • December 2018 Maturity (+1 year extension option) • $62mm drawn Debt – Financing as of June 30, 2017 BSPRT Warehouse Lines – Quarter End RFT 2015 – FL1 • $428mm Line • Libor + 175 to 525 • Avg. Spread of 254 • 1 st Lien • $370mm drawn BSPRT CLOs US Bank • $100mm Line • Libor + 225 to 300 • July 2020 Maturity • no draw BSPRT 2017 – FL1 • $418mm Line • Libor + 135 to 425 • Avg. Spread of 208 • 1 st Lien • $339mm drawn

18 Section II - Overview of BSP Realty Trust : BSPRT CLO Issuance Source: SEC filings as of 8/11/17. BSPRT 2017 - FL1 Capital Structure Class of Securities MDYS/KBRA/DBRS SPREAD SIZE Tranche A Aaa/ AAA/AAA L + 135 $223.6mm Tranche B Baa2/AA(high)/AA + L + 240 $48.0mm Tranche C NR/BBB(low)/BBB - L + 425 $67.9mm Subtotal L + 208 $339.5mm Preferred Shares NR/NR/NR n/a $78.6mm Total $418.1mm First BSPRT CLO closed June 2017 - total size of $418mm with an effective 81% advance rate

19 Richard J. Byrne Chief Executive Officer and President Jerome S. Baglien Chief Financial Officer and Treasurer Elizabeth K. Tuppeny Independent Director Peter J. McDonough Independent Director Richard J. Byrne Chairman BSP Realty Trust Board of Directors BSP Realty Trust Officers Jamie Handwerker Independent Director Buford H. Ortale Independent Director Board of directors consist of four independent directors Micah Goodman Corporate Secretary Section II - Overview of BSP Realty Trust : Experienced Board and Management Team New Independent Directors

20 Section III – 2Q17 Financial Update

21 Section III – 2Q17 Financial Update: Financial Highlights ($’s in thousands, where applicable) Source: SEC filings as of 8/11/17 . Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS O F T HE ENTIRE INVESTMENT. (1) Debt to Equity is calculated as total debt, excluding interest payable, distributions payable, due to affiliates and accounts pa yable and accrued expenses over Book Value at the end of the period . Quarter Quarter 6/30/17 3/31/17 Book Value 616,439$ 621,307$ Book Value, per share 19.29$ 19.62$ Net Income 6,281$ 6,049$ Net Income, per share 0.20$ 0.19$ Distributions Paid 16,511$ 16,100$ Distributions, per share 0.52$ 0.51$ Dividend Coverage - Surplus/ (Deficit) - $'s (10,230)$ (10,051)$ Dividend Coverage - % 38.0% 37.6% Total Assets 1,421,831$ 1,255,278$ % of loans originated by BSP 30.0% 8.0% Debt 792,965$ 622,210$ Debt/Equity Ratio (1) 1.29x 1.00x

Financing the Growth of Commercial Real Estate 22 Section III – 2Q17 Financial Update: Portfolio Activity Source: SEC filings as of 8/11/17 . Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS O F T HE ENTIRE INVESTMENT . 1 Pipeline includes closed loans since June 30, 2017 and 11 signed applications Q2 2017 1H 2017 Q3 2017 Pipeline (1) Originations and funding on existing loans $302.8 $396.9 $200.2 Maturities and dispositions $120.2 $243.3 $22.0 Net investment origination $182.6 $153.6 $178.2 Originations spread (excludes fees) L+ 528 bps L+ 524 bps L+ 506 bps New Originations detail Loan/Security Count 12 17 12 Levered Yield 16.06% 16.14% 15.22% Geographies FL, HI, MN, NV, OH, OR, PA, TN, TX, UT FL, HI, MN, NV, LA, OH, OR, PA, TN, TX, UT FL, GA, LA, MO, NC, NY, OK, SC, TX, UT Property Types Multifamily, Retail, Office, Hospitality, Mixed Use Multifamily, Retail, Office, Hospitality, Mixed Use Multifamily, Office, Hospitality, Mixed Use Maturities and dispositions detail Loan/Security Count 10 23 2 Levered Yield 11.94% 11.56% 13.05%

23 Section IV – Strategic Initiatives

24 Source: SEC filings as of 8/11/17 . Note: There can be no assurance that BSP Realty Trust will be able to implement its investment strategy and achieve its investment objectives. Views expressed are those of BSP . Deploy Capital ▪ Leverage breadth of BSP’s commercial real estate platform to originate n ew loans with attractive risk - adjusted returns ▪ $397MM of new investments in 1H 2017 Enhance Balance Sheet ▪ Entered into new debt facility with US Bank ▪ Executed $418MM CLO at weighted average cost of L+2.08% ▪ Active discussions with existing and new debt financing counterparties Dividend Re - Alignment ▪ Amended dividend to be in line with earnings power Seek to narrow the gap between net income and distributions . Position BSP Realty Trust for a liquidity event . 1 2 Section IV – Strategic Initiatives: Strategic Initiatives

25 RISK FACTORS Our potential risks and uncertainties are presented in the section titled “Item 1A. Risk Factors” disclosed in our Annual Rep ort on Form 10 - K for the year ended December 31, 2016. The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements: □ We rely on short - term secured borrowings which creates refinancing risk and the risk that a lender may call for additional colla teral, each of which could significantly impact our liquidity position. □ All of our executive officers are also officers or managers Benefit Street Partners L.L.C. (our " Adviser "). As a result, our executive officers, our Adviser and its affiliates face conflicts of interest, including significant conflicts created by our Adviser's compensation arrangements with us and conflicts in allocating time among these entities and us, which could negatively impact our operating results. □ We terminated our primary offering in January 2016 and therefore, absent raising capital from other sources, will have less c ash from financing activities with which to make investments, repay indebtedness, fund our operations or pay distributions. □ No public trading market currently exists, or may ever exist, for shares of our common stock and our shares are, and may cont inu e to be, illiquid. □ Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions to our sto ckholders. □ If we and our Adviser are unable to find sufficient suitable investments, then we may not be able to achieve our investment objectives or pay distributions. □ We may be unable to pay or maintain cash distributions or increase distributions over time. Our board of directors may decide th at maintaining cash distributions at current levels is not in our best interests given investment opportunities or for other rea son s. □ We are obligated to pay substantial fees to our Adviser and its affiliates. □ We may fail to continue to qualify to be treated as a real estate investment trust ("REIT") for U.S. federal income tax purpo ses . □ We may be deemed to be an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and thus subject to regulation under the Investment Company Act. □ We update our estimated net asset value per share annually and such estimate may change significantly between these annual calculations.

Financing the Growth of Commercial Real Estate www.bsprealtytrust.com ▪ Investor and Financial Advisors can call (844) 785 - 4393 for account information, balances and the status of submitted paperwork ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.bsprealtytrust.com